UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 14, 2010 (January 11, 2010)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-117633	54-2122988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Fourth Street
Niagara Falls, NY (Seneca Nation Territory)	14303
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 299-1100

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 11, 2010, the Seneca Gaming Corporation’s Board of Directors appointed Kevin Seneca as the new Chairman of the Board, and voted to appoint Richard K. Nephew to fill the vacancy in the office of Treasurer created by Director Seneca’s appointment.  Each will serve in their respective capacities until the Board’s next annual meeting and until their successors are elected, or appointed and qualified, or until their earlier resignation or removal.

The board officer appointments did not affect the composition of the Board, and the directors each continue to serve on the Board for their respective terms as designated by the Nation’s Council.

On January 12, 2010, the Seneca Gaming Corporation issued a press release relating to Director Seneca’s appointment.  A copy of the press release is attached to this Current Report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibit

99.1	Press Release of Seneca Gaming Corporation dated January 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION
(Registrant)

Date: January 14, 2010		/s/ Catherine A. Walker
	Name:	Catherine A. Walker
	Title:	Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Seneca Gaming Corporation dated January 12, 2010.